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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


        Date of Report (date of earliest event reported): July 23, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
(Address of principal executive offices)                (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM  8.01        OTHER EVENTS.

                  On July 23, 2008, K-V Pharmaceutical Company (the "Company") issued a press release announcing a favorable court decision related to litigation brought by the Company against Lannett Company, Inc. for infringement of the Company's PrimaCare ONE(R) trademark and for patent infringement.

                  A copy of the press release is attached hereto as Exhibit
99.1. The information in this Item 8.01, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this
                      report:

                  Exhibit Number                   Description
                  --------------                   -----------

                      99.1 Press Release dated July 23, 2008, issued by K-V Pharmaceutical Company.

                  The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.


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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 2008

                             K-V PHARMACEUTICAL COMPANY



                             By: /s/ Richard H. Chibnall
                                ---------------------------------------------
                                Richard H. Chibnall
                                Vice President, Finance